SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2000


                               GENERAL MILLS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 1-1185                 41-0274440
      -----------------------   --------------         ----------------
      (State of Incorporation)    (Commission            (IRS Employer
                                  File Number)          Identification No.)



Number One General Mills Boulevard
    Minneapolis, Minnesota                                    55426
    (Mail:  P.O. Box 1113)                               (Mail:  55440)
---------------------------------------                   ------------
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (763) 764-2311

ITEM 5.  OTHER EVENTS

      On July 16, 2000, General Mills, Inc. ("General Mills"), General Mills North American Businesses, Inc., a Delaware corporation and a wholly owned subsidiary of General Mills, Diageo plc, a public limited company incorporated under the laws of England and Wales ("Diageo"), and The Pillsbury Company, a Delaware corporation and an indirect wholly owned subsidiary of Diageo ("Pillsbury"), entered into an Agreement and Plan of Merger (the "Merger Agreement") under which General Mills will acquire, upon the terms and subject to the conditions contained in the Merger Agreement, the worldwide operations of Pillsbury. At the time of consummation of the transactions contemplated by the Merger Agreement, General Mills, Diageo, Gramet Holdings Corporation, a Delaware corporation and sole stockholder of Pillsbury, and certain other subsidiaries of Diageo will enter into a stockholders agreement (the "Stockholders Agreement"). The text of the Merger Agreement and form of Stockholders Agreement are attached hereto as exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------
                10.1 Agreement and Plan of Merger, dated as of July 16, 2000, by and among General Mills, Inc., General Mills North American Businesses, Inc., Diageo plc and The Pillsbury Company.

                10.2    Form of Stockholders Agreement.

                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2000

                                       GENERAL MILLS, INC.


                                       By:    /s/ Siri S. Marshall
                                           -----------------------------
                                           Name:  Siri S. Marshall
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

                                EXHIBIT INDEX

Exhibit
Number                           Description
--------                         -----------

  10.1 Agreement and Plan of Merger, dated as of July 16, 2000, by and among General Mills, Inc., General Mills North American Businesses, Inc., Diageo plc and The Pillsbury Company.

  10.2         Form of Stockholders Agreement.